UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                                   FORM 8-K


                            CURRENT REPORT Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of report (Date of earliest event reported) January 25, 2005

                        INTERSTATE BAKERIES CORPORATION
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            (Exact Name of Registrant as Specified in Its Charter)

                                   Delaware
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                (State or Other Jurisdiction of Incorporation)

         1-11165                                            43-1470322
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 (Commission File Number)                      (IRS Employer Identification No.)

         12 East Armour Boulevard
           Kansas City, Missouri                                64111
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(Address of Principal Executive Offices)                      (Zip Code)

                                (816) 502-4000
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             (Registrant's Telephone Number, Including Area Code)

                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     | | Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     | | Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     | | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     | | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.   Regulation FD Disclosure.

         As previously reported, on September 22, 2004, we and each of our wholly-owned subsidiaries filed voluntary petitions for relief under Chapter 11 of the U.S. Bankruptcy Code (the "Bankruptcy Code"). The filings were made in the United States Bankruptcy Court for the Western District of Missouri (the "Court"). On January 25, 2005, we filed with the Court as required by the Bankruptcy Code a consolidated monthly operating report for the four week period ended December 11, 2004. Such report is attached as Exhibit 99.1 and is hereby incorporated by reference.


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         Item 9.01   Financial Statements and Exhibits.

(c)      Exhibits

Exhibit No.     Description
-----------     -----------

     99.1 Interstate Bakeries Corporation Consolidated Monthly Operating Report for the four week period ended
                December 11, 2004.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 25, 2005                    INTERSTATE BAKERIES
                                          CORPORATION


                                          By: /s/ Ronald B. Hutchison
                                          --------------------------------------
                                                 Ronald B. Hutchison
                                                 Executive Vice President and
                                                 Chief Financial Officer

                                 EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

    99.1 Interstate Bakeries Corporation Consolidated Monthly Operating Report for the four week period ended
                  December 11, 2004.